Exhibit 33.6

MAC Dl050-084 Three Wells Fargo Building 401 S. Tryon Street, Floor 8 Charlotte, NC 28202 Tel: 800 326 1334 wellsfargo.com

Management’s Assessment

Management of Wells Fargo Commercial Mortgage Servicing, a division of Wells Fargo Bank, National Association, (the “Company”) is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of commercial loans (the “Platform”), except for servicing criteria 1122(d)(1)(iii), 1122(d)(3)(i)(B-D), 1122(d)(3)(ii-iv), and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the year ended December 31, 2017. Appendix A to this letter identifies the commercial mortgage pools and other structures involving the commercial loans constituting the Platform. Appendix B to this letter identifies the applicable servicing criteria with respect to the Platform.

With respect to servicing criteria 1122(d)(4)(xi) and 1122(d)(4)(xii), the Company performs applicable activities covered by these criteria, with respect to the Platform, except the Company has engaged various vendors to perform certain tax payment activities. Such vendors have provided separate Regulation AB Item 1122 management assessments and attestations for such activities.

With respect to applicable servicing criterion 1122(d)(4)(iii), there were no activities performed during the year ended December 31, 2017 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

With respect to servicing criteria 1122(d)(1)(i), 1122(d)(3)(i)(A), 1122(d)(4)(i) and 1122(d)(4)(vi), the Company has engaged various vendors to perform the activities required by these servicing criteria. The Company’s management has determined that none of these vendors is considered a “servicer” as defined in Item 1101(j) of Regulation AB, and the Company’s management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by the SEC’s Compliance and Disclosure Interpretation (“C&DI’’) 200.06, Vendors Engaged by Servicers (C&DI 200.06) (formerly SEC Manual of Publicly Available Telephone Interpretations 17.06). The Company has policies and procedures in place designed to provide reasonable assurance that the vendors’ activities comply in all material respects with the servicing criteria applicable to each vendor. The Company’s management is solely responsible for determining that it meets the SEC requirements to apply C&DI 200.06 for the vendors and related criteria.

The Company’s management has assessed the Company’s compliance with the applicable servicing criteria as of and for the year ended December 31, 2017. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB. Based on such assessment, management believes that, as of and for the year ended December 31, 2017, the Company has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of the Platform.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to management’s assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2017.

February 27, 2018

/s/ Daniel E. Bober
Daniel E. Bober
Executive Vice President,
Commercial Mortgage Servicing
Wells Fargo Bank, National Association

APPENDIX A

COMMERCIAL MORTGAGE POOLS AND OTHER STRUCTURES

(Pearlmark) Prep Investment Advisors WH	733 THIRD SERVICING AGREEMENT	BACM 2017 BNK3

1155 AVE OF THE AMERICAS SERVICING	A10 2013-1 BACK UP SERVICER	BACM 2017 BNK3 COMPANION

1166 AVENUE OF AMERICAS 2005-C6	ACCOR MEZZ WAREHOUSE	BACM2007-1

1166 AVENUE OF THE AMERICAS 2002-C5	ACM 2016-1	BA-FUNB 2001-3

1211 Avenue of the Americas 2015-1211	ACM TRAFFORD V LLC WAREHOUSE	BALDR SHERWOOD FUND WH

1345 Aveneu of the Americas Park Ave FB 2005-1	ACRE 2013-FL1	BAMLL 2013-DSNY

1345FB2005 (COMPANION)	ACRE 2014-FL2	BAMLL 2013-WBRK

2001-CMLB-1	ACRE 2017-FL3	BAMLL 2014-FL1

225 LIBERTY STREET TRUST 2016-225L	AG MIT CREL (ANGELO GORDON ENTITY) REPO	BAMLL 2014-520M

225 LIBERTY STREET TRUST 2016-225L Companion	AHPT 2017-ATRM	BAMLL 2014-8SPR

245 PARK AVE TRUST 2017-245P	ALL STATE_PPG (PARTICIPATION)	BAMLL 2014-FL1 COMPANION

245 PARK AVE TRUST 2017-245P C	ALTSHULER & FORETHOUGHT WAREHOUSE	BAMLL 2014-ICTS

280 PARK AVENUE 2017-280P	AMERICOLD 2010-ART	BAMLL 2014-INLD

299 PARK SERVICING AGREEMENT	AOA 2015-1177	BAMLL 2014-INLD MZ B

3 WORLD TRADE CENTER 2014	ARCHETYPE & BARCLAYS REPO	BAMLL 2014-IP

7 WORLD TRADE CENTER 2012-WTC	ARTEMIS REAL ESTATE PARTNERS W	BAMLL 2015-200P

7 WORLD TRADE CENTER 2012-WTC COMPANION	BACM 2016-UBS10	BAMLL 2015-ASHF

BAMLL 2015-ASHF MZ A	BANCORP 2017-CRE2 COMPANION	BASIS RE CAPITAL II (REPO)

BAMLL 2015-ASHF MZ B	BANCORP BANK WAREHOUSE	BB 2013-TYSN

BAMLL 2015-ASTR	BANK 2017-BNK4	BB&T WAREHOUSE

BAMLL 2015-HAUL	BANK 2017-BNK4 COMPANION	BBCMS 2014-BXO

BAMLL 2016-ASHF-SPECIAL SERVIC	BANK 2017-BNK5	BBCMS 2015-MSQ

BAMLL 2016-ISQR	BANK 2017-BNK5 COMPANION	BBCMS 2015-MSQ COMPANION

BAMLL 2016-SS1	BANK 2017-BNK6	BBCMS 2015-SLP

BAMLL 2017-SCH	BANK 2017-BNK6 COMPANION	BBCMS 2015-SLP MZ A

BAMLL 2017-SCH COMPANION	BANK 2017-BNK7	BBCMS 2016-ETC

BANC OF AMERICA COMM MTG 2005-6	BANK 2017-BNK7 COMPANION	BBCMS 2016-ETC COMPANION

BANC OF AMERICA COMM MTG 2006-1	BANK 2017-BNK8	BBCMS 2017 C1 Companion

BANC OF AMERICA COMM MTG 2006-2	BANK 2017-BNK8 COMPANION	BBCMS 2017-C1

BANC OF AMERICA COMM MTG 2006-5	BANK 2017-BNK9	BBCMS 2017-GLKS

BANC OF AMERICA COMM MTG 2007-3	BANK 2017-BNK9 COMPANION	BBCRE 2015-GTP

BANCORP 2016 CRE1	BANK OF AMERICA WAREHOUSE	BBSG 2016-MRP

BANCORP 2016 CRE1 COMPANION	BANK OF NEW YORK MELLON	BB-UBS 2012-SHOW

BANCORP 2017-CRE2	BARCLAYS WAREHOUSE	BB-UBS 2012-TFT

BEAR 1999-C1	BSC03PWR2	BSC99WF2

BELVEDERE CAPITAL WAREHOUSE	BSC04PWR3	BSCM02TOP8

BENEFIT REPO	BSC04PWR4	BSCM03TOP10

BENEFIT STREET PARTNERS	BSC04PWR5	BSCM03TOP12

BERRY ENTERPRISES WAREHOUSE	BSC04PWR6	BSCM04TOP14

BHMS 2014-ATLS	BSC05PWR10	BSCM04TOP16

BLACKROCK WELLS FARGO WH	BSC05PWR7	BSCM05TOP18

BLACKSTONE (BRE/MWT)	BSC05PWR8	BSCM05TOP20 (NONPOOLED)

BLCP 2014-CLRN	BSC05PWR9	BSCM06TOP22

BMC MORTGAGES VI	BSC06PWR11	BSCM06TOP24

BRIGADE CAPITAL MGMT WAREHOUSE	BSC06PWR12	BSCM07TOP26

BROE WAREHOUSE	BSC06PWR13	BSCM07TOP28

BS01TOP2	BSC06PWR14	BSCM07TOP28 (COMPANION) 1_BALDEAGLE

BSB06001	BSC07PWR15	BSCM07TOP28 (COMPANION) 2_STARWOOD

BSC00WF2	BSC07PWR16	BSCMS05TOP20

BSC01TP4	BSC07PWR17	BSCMS05TOP20 (COMPANION) 1_NYLIFE

BSC02TP6	BSC07PWR18	BSCMS05TOP20 (COMPANION) 2_HARTFORDLIFE

BSCMS05TOP20 (COMPANION) 3_METLIFE	CANTOR REPO WITH MET LIFE	CD 2017-CD6 COMPANION

BSCMS05TOP20 (COMPANION)_LANDESBANK	CAPITAL LEASE WAREHOUSE-398 & 526	CFCRE 2015-RUM

BSPCC I WAREHOUSE	CAPITAL SOURCE RELT 2006-A	CFCRE 2016-C3

BSPCC II WAREHOUSE	CAPITAL TRUST, INC	CFCRE 2016-C3 COMPANION

BSPRT SUB LENDER II, LLC WH	CAPLEASE CDO 2005-1	CFCRE 2016-C4

BUCHANAN FUND V	CARMEL PARTNERS	CFCRE 2016-C6

BUCHANAN MORTGAGE CAPITAL	CBA-MEZZANINE CAPITAL FINANCE,	CFCRE 2016-C6 COMPANION

BWAY 2013-1515	CD 2006-CD2	CFCRE 2017-C8

BWAY 2015-1740	CD 2006-CD3	CFCRE 2017-C8 COMPANION

BXHTL 2015-DRMZ MZ B	CD 2007-CD4	CG FUNDING I LLC

BXHTL 2015-JWRZ	CD 2007-CD4 COMPANION	CG FUNDING II LLC

BXP 2017-CC	CD 2007-CD5	CGBAM 2014-HD

BXP 2017-CC COMPANION	CD 2016 CD2	CGBAM 2014-HD COMPANION

BXP 2017-GM	CD 2016-CD2 COMPANION	CGCMT 2013-GC15

BXP 2017-GM COMPANION	CD 2017-CD5	CGCMT 2013-GC17

BXT 2017-CQHP	CD 2017-CD5 COMPANION	CGCMT 2014-388G

CANTOR CRE LENDING LP	CD 2017-CD6	CGCMT 2014-GC19

CGCMT 2014-GC19 COMPANION	CGCMT 2016-GC37	CHASE 1999-2

CGCMT 2014-GC21	CGCMT 2016-P3	CHASE 2000-3

CGCMT 2014-GC21 COMPANION	CGCMT 2016-P4	CHASE-FUNB 1999-1

CGCMT 2014-GC25	CGCMT 2016-P4 COMPANION	CHINA ORIENT ENHANCED INCOME

CGCMT 2015-101A	CGCMT 2017-1500	CHT 2017-COSMO

CGCMT 2015-GC27	CGCMT 2017-B1	CIBC

CGCMT 2015-GC27 COMPANION	CGCMT 2017-B1 COMPANION	CITI REAL ESTATE FUNDING WH

CGCMT 2015-GC31	CGCMT 2017-P7	CITIGROUP 2005 C3

CGCMT 2015-GC31 COMPANION	CGCMT 2017-P7 COMPANION	CITIGROUP 2006 C5

CGCMT 2015-GC33	CGCMT 2017-P8	CITIGROUP 2006-FL2 COMPANION

CGCMT 2015-GC33 Companion	CGCMT 2017-P8 COMPANION	CITIGROUP 2007-C6

CGCMT 2015-P1	CGMS 2017-MDDR POOL A	CITIGROUP 2007-C6 (COMPANION)

CGCMT 2015-P1 Companion	CGMS 2017-MDDR POOL B	CITIGROUP 2012-GC8

CGCMT 2015-SSHP	CGMS 2017-MDDR POOL C	CITIGROUP 2012-GC8 COMPANION

CGCMT 2016-C1	CGRBS 2013-VNO5TH	CITIGROUP 2013-375P

CGCMT 2016-C1 COMPANION	CGWF 2013-RKWH	CITIGROUP 2013-375P COMPANION

CGCMT 2016-GC36-SPECIAL SERVIC	CGWF 2013-RKWH COMPANION	CITIGROUP 2013-GCJ11

CITIGROUP 2013-SMP	COBALT 2007-C2	COMM 2013-CCRE10 COMPANION

CITIGROUP CMT 2004 C1	COBALT 2007-C2 COMPANION	COMM 2013-CCRE12

CITIGROUP GLOBAL MARKETS REALTY CORP	COLD 2017-ICE3	COMM 2013-CCRE13

CITY CENTER 2011-CCHP	COLONY CDCFIV WAREHOUSE	COMM 2013-CCRE6

CITY CENTER 2011-CCHP COMPANION	COLONY COLFINNOMA WAREHOUSE	COMM 2013-CCRE6 COMPANION

CLAROS MORTGAGE TRUST WAREHOUSE	COLUMN FINANCIAL	COMM 2013-FL3 COMPANION

CLI INSURANCE SERVICING	COMM 2009-K3	COMM 2013-SFS

CLMT 2016-CLNE	COMM 2009-K4 PRIMARY	COMM 2013-THL

CLNS 2017-IKMZ	COMM 2010-C1	COMM 2013-WWP

CLNS 2017-IKMZ COMPANION	COMM 2012-9W57	COMM 2013-WWP COMPANION

CLNS 2017-IKPR	COMM 2012-CCRE1	COMM 2014-277P

CMAT 1999 C1	COMM 2012-CCRE2	COMM 2014-BBG

CMTG GS FINANCE (MACK RE)	COMM 2012-CCRE3	COMM 2014-CCRE14

CMTG/CN MORTGAGE REIT LLC (MA	COMM 2012-CCRE4	COMM 2014-CCRE14 COMPANION

COBALT 2006-C1	COMM 2012-CCRE4 COMPANION	COMM 2014-CCRE15 PRIMARY

COBALT 2007- C3	COMM 2012-LC4	COMM 2014-CCRE20

COBALT 2007- C3 COMPANION	COMM 2013-CCRE10	COMM 2014-CCRE20 COMPANION

COMM 2014-FL4	COMM 2015-CCRE22	COMM 2016-DC2 COMPANION

COMM 2014-FL4 COMPANION	COMM 2015-CCRE22 COMPANION	COMM 2017-DLTA

COMM 2014-FL5	COMM 2015-CCRE23	COMM 2017-PANW

COMM 2014-KYO	COMM 2015-CCRE23 COMPANION	COMM07FL14

COMM 2014-LC15	COMM 2015-CCRE24	COMM07FL14 (COMPANION) 2_SOCIETE GENERAL

COMM 2014-LC15 COMPANION	COMM 2015-CCRE24 COMPANION	COMM07FL14 (NONPOOLED)

COMM 2014-LC17	COMM 2015-CCRE25	COMMUNITY SOUTH BANK PORTFOLIO

COMM 2014-LC17 COMPANION	COMM 2015-CCRE26	CORE 2015- TEXW

COMM 2014-PAT	COMM 2015-CCRE26 COMPANION	CORE 2015-CALW

COMM 2014-UB6 PRIMARY ONLY	COMM 2015-LC23	CORE 2015-WEST

COMM 2014-UBS3	COMM 2015-LC23 COMPANION	COUNTRYWIDE 2007-MF1

COMM 2014-UBS3 COMPANION	COMM 2015-PC1	CPLV 2017-VICI

COMM 2014-UBS5	COMM 2015-PC1 COMPANION	CRE/AFS ESCROW ONLY LOANS

COMM 2014-UBS5 COMPANION	COMM 2016-787S	CRESS 2008-1 CDO_PLAZAELSEGUNDO

COMM 2015 -3BP	COMM 2016-787S COMPANION	CREST 2003-2

COMM 2015 CCRE25 Companion	COMM 2016-CCRE28	CS FIRST BOSTON 1998 C2

COMM 2015-3BP MEZZ	COMM 2016-DC2	CSAIL 2015-C2

CSAIL 2015-C2 COMPANION	CSMC 2017-PFHP	DBWF 2015-LCM COMPANION

CSAIL 2015-C4	CSMC 2017-TIME	DBWF 2016-85T

CSAIL 2016-C7	CST 2017-SKY	DBWF 2016-85T COMPANION

CSAIL 2016-C7 COMPANION	DAVIS COMPANIES WAREHOUSE	DELPHI CRE FUNDING (ACORE WAREHOUSE)

CSAIL 2017-C8	DBCCRE 2014-ARCP	DESERT RIDGE MEZZ A WAREHOUSE

CSAIL 2017-C8 COMPANION	DBCG 2017-BBG	DEUTSCHE TRUST COMPANY LIMITED

CSCMC 2007-C4	DBJPM 2016-C1	DLJ 1998-CG1

CSCMT 2007-C2	DBJPM 2016-C1 COMPANION	DLJ 1999-CG1

CSCMT 2007-C3	DBJPM 2016-SFC	DLJ 1999-CG2

CSF99C01	DBJPM 2016-SFC COMPANION	DLJ 1999-CG3

CSFB 2006-C2	DBUBS 2011- LC3	DMARC 1998-C1

CSFB94CFB1	DBUBS 2011-LC1	DOLLAR GENERAL

CSMC 2014-USA	DBUBS 2011-LC1 COMPANION	ELLIOTT WAREHOUSE

CSMC 2016-MFF	DBUBS 2011-LC2	ENERGY PLAZA LEASE TRUST 2002

CSMC 2016-NXSR	DBUBS 2017-BRBK	FG MANAGEMENT (FGUSRED) WAREHOE

CSMC 2016-NXSR COMPANION	DBUBS 2017-BRBK COMPANION	FII F DEBT ACCT PTE LTD

CSMC 2017-CHOP	DBWF 2015-LCM	First Tennessee Bank

FIRSTKEY MASTER SELLER 1 LLC (	FREMF 2011 K12 PRIMARY ONLY	FREMF 2012-K22 (PRIMARY ONLY)

FIVE MILE WAREHOUSE	FREMF 2011-K10-PRIMARY ONLY	FREMF 2012-K23

FIVE MILE WAREHOUSE (GS)	FREMF 2011-K11	FREMF 2012-K501-PRIMARY ONLY

FKL 2015-SFR1	FREMF 2011-K13	FREMF 2012-K705-PRIMARY ONLY

FKL SELLER 1 LLC -WF REPO	FREMF 2011-K14 PRIMARY ONLY	FREMF 2012-K706

FNMA World Savings	FREMF 2011-K15	FREMF 2012-K707

FORT CRE 2016-1	FREMF 2011-K16-PRIMARY ONLY	FREMF 2012-K708

FORTRESS (CF TRANS HOLDCO LLC) WAREHOUSE	FREMF 2011-K701	FREMF 2012-K709-PRIMARY ONLY

FORTRESS CREDIT CORP WAREHOUSE	FREMF 2011-K702	FREMF 2012-K710 PRIMARY ONLY

FORTRESS REPO WITH NATIXIS	FREMF 2011-K703	FREMF 2012-K711

FOUR TIMES SQUARE 2006 - 4TS	FREMF 2011-K704	FREMF 2012-KP01 PRIMARY ONLY

FOUR TIMES SQUARE 2006 - 4TS COMPANION	FREMF 2011-KAIV PRIMARY ONLY	FREMF 2013 K28 (PRIMARY)

FREDDIE MAC 2010 K-SCT	FREMF 2012-K19 PRIMARY ONLY	FREMF 2013 K29 (MASTER)

FREMF 2010-K6 PRIMARY ONLY	FREMF 2012-K17 PRIMARY AND SPECIAL	FREMF 2013 K30 MASTER

FREMF 2010-K7	FREMF 2012-K18-PRIMARY ONLY	FREMF 2013 K32 PRIMARY ONLY

FREMF 2010-K8	FREMF 2012-K20	FREMF 2013 K713

FREMF 2010-K9	FREMF 2012-K21-PRIMARY ONLY	FREMF 2013-K24 (PRIMARY ONLY)

FREMF 2013-K25	FREMF 2014-K41 (PRIMARY)	FREMF 2015-K49

FREMF 2013-K26	FREMF 2014-K714	FREMF 2015-K50 (PRIMARY)

FREMF 2013-K27	FREMF 2014-K716	FREMF 2015-K51

FREMF 2013-K31	FREMF 2014-K717 PRIMARY	FREMF 2015-K719

FREMF 2013-K33	FREMF 2014-KF04	FREMF 2015-K720

FREMF 2013-K34	FREMF 2014-KF05	FREMF 2015-K721

FREMF 2013-K35 (PRIMARY)	FREMF 2014-KF06 PRIMARY	FREMF 2015-KF07 (PRIMARY)

FREMF 2013-K712 PRIMARY ONLY	FREMF 2014-KX01 (PRIMARY)	FREMF 2015-KF09 (Primary Only)

FREMF 2013-KS01 PRIMARY	FREMF 2015-K718	FREMF 2015-KF10 (PRIMARY)

FREMF 2014-K503-SPECIAL SERV	FREMF 2015-K1501 PRIMARY	FREMF 2015-KF11

FREMF 2014 K37 (PRIMARY)	FREMF 2015-K42	FREMF 2015-KF12

FREMF 2014 K39 PRIMARY	FREMF 2015-K43 (PRIMARY)	FREMF 2015-KJ01 (PRIMARY)

FREMF 2014 K715	FREMF 2015-K44	FREMF 2015-KJ02

FREMF 2014 KS02	FREMF 2015-K45	FREMF 2015-KKA PRIMARY

FREMF 2014-K36	FREMF 2015-K46 PRIMARY	FREMF 2015-KP02 (Primary Only)

FREMF 2014-K38 PRIMARY	FREMF 2015-K47	FREMF 2015-KS03

FREMF 2014-K40	FREMF 2015-K48	FREMF 2016 K504

FREMF 2016 K52 (PRIMARY)	FREMF 2016 KF23 (PRIMARY AND SPECIAL)	FREMF 2016-KJ07-SPECIAL SERVIC

FREMF 2016 K53	FREMF 2016 KIR1	FREMF 2016-KJ09 (PRIMARY AND SPECIAL)

FREMF 2016 K54 (PRIMARY)	FREMF 2016 KJ03 (PRIMARY AND SPECIAL)	FREMF 2017-K61

FREMF 2016 K55	FREMF 2016 KJ05 (PRIMARY AND SPECIAL)	FREMF 2017-K62

FREMF 2016 K56 (PRIMARY)	FREMF 2016 KJ08 (PRIMARY AND SPECIAL)	FREMF 2017-K63-SPECIAL SERVICE

FREMF 2016 K57	FREMF 2016 KP03 (PRIMARY)	FREMF 2017-K64

FREMF 2016 K722 (PRIMARY)	FREMF 2016 KS06	FREMF 2017-K65

FREMF 2016 KBAM (PRIMARY AND SPECIAL)	FREMF 2016 KS07	FREMF 2017-K66

FREMF 2016 KC01 (PRIMARY AND SPECIAL)	FREMF 2016 KW01	FREMF 2017-K67

FREMF 2016 KF13 (PRIMARY)	FREMF 2016 KX02 (PRIMARY)	FREMF 2017-K68

FREMF 2016 KF14	FREMF 2016-K59	FREMF 2017-K69

FREMF 2016 KF15	FREMF 2016-K60	FREMF 2017-K70

FREMF 2016 KF17 (PRIMARY)	FREMF 2016-K723 (PRIMARY AND SPECIAL)	FREMF 2017-K71

FREMF 2016 KF18 (PRIMARY AND SPECIAL)	FREMF 2016-KF16-SPECIAL SERVIC	FREMF 2017-K725

FREMF 2016 KF19	FREMF 2016-KF24 (PRIMARY)	FREMF 2017-K726

FREMF 2016 KF20 (PRIMARY AND SPECIAL)	FREMF 2016-KF25 (PRIMARY)	FREMF 2017-K727

FREMF 2016 KF21 (PRIMARY)	FREMF 2016-KJ04-SPECIAL SERVIC	FREMF 2017-K728

FREMF 2017-K729	FREMF 2017-KJ11	FRETE 2017-ML03

FREMF 2017-KBF1	FREMF 2017-KJ12	FS CREIT FINANCE GS1

FREMF 2017-KF27	FREMF 2017-KJ13	FS CREIT FINANCE WF-1 LLC

FREMF 2017-KF28	FREMF 2017-KJ14	FULB 1997 C2

FREMF 2017-KF29	FREMF 2017-KJ15	FUNB 1999 C4

FREMF 2017-KF30	FREMF 2017-KJ16	FUNB 2000 C1

FREMF 2017-KF31	FREMF 2017-KJ17	FUNB 2000 C2

FREMF 2017-KF32	FREMF 2017-KJ18	FUNB 2001 C2

FREMF 2017-KF34	FREMF 2017-KL01	FUNB 2001 C2 B NOTES

FREMF 2017-KF35	FREMF 2017-KP04	FUNB 2001 C3

FREMF 2017-KF36	FREMF 2017-KS08	FUNB 2001 C3 B NOTES

FREMF 2017-KF37	FREMF 2017-KS09	FUNB 2001 C4

FREMF 2017-KF38	FREMF 2017-KSW3 SPECIAL SERVICE	FUNB/CHASE 1999 C2

FREMF 2017-KF39	FREMF 2017-KT01	FUNB99C1

FREMF 2017-KF40	FREMF 2017-KW02	FUNB-BA 2001 C1

FREMF 2017-KF41	FREMF 2017-KW03	GAHR 2015-NRF

FREMF 2017-KGS1	FRETE 2017-ML01	GCCP H-1, LLC (GROSSMAN)

GE 2002 C2	GOLDMAN SACHS WAREHOUSE	GSMS 2010-C2

GE 2006 C1	GP COMMERCIAL WF LLC REPO	GSMS 2010-C2 COMPANION

GECC 2001-3	GRACE 2014-GRCE	GSMS 2011-GC3

GECC 2002-1	GRAND PACIFIC BUSINESS LOAN TRUST 2005-1	GSMS 2011-GC5

GECC 2002-3	GRASS RIVER SUB AGREEMENT	GSMS 2011-GC5 COMPANION

GECMC 2004 C2	GREENWICH CAPITAL FINANCIAL PRODUCTS INC	GSMS 2012-ALOHA

GECMC 2007-C1	GREENWICH CCFC 05 GG5 (COMPANION)	GSMS 2012-BWTR

GEMINI ALTO CENTERVILLE WAREHOUSE	GREENWICH CCFC 2002 C1	GSMS 2012-GCJ7

GERMAN AMERICAN CAPITAL CORPORATION WARE	GREENWICH CCFC 2003-C2	GSMS 2012-GCJ7 COMPANION

GOLDMAN 2006-GG6	GREENWICH CCFC 2004-GG1	GSMS 2012-GCJ9

GOLDMAN 2006-GG6 COMPANIONS	GREENWICH CCFC 2005-GG5	GSMS 2012-SHOP

GOLDMAN 2006-GG8	GREENWICH CCFC 2007- GG11	GSMS 2012-TMSQ

GOLDMAN 2006-GG8 COMPANIONS	GREENWICH CCFC 2007- GG11 COMPANION	GSMS 2013-GC10

GOLDMAN 2007-GG10	GREENWICH CCFC 2007-GG9	GSMS 2013-GC13

GOLDMAN 2007-GG10 COMPANION	GREENWICH CCFC 2007-GG9 COMPANION	GSMS 2013-GCJ12

GOLDMAN 2010-K5 - PRIMARY ONLY	GS 2017-STAY	GSMS 2013-GCJ14

GOLDMAN SACHS 2005-ROCK	GS COMMERCIAL REAL ESTATE WAREHOUSE	GSMS 2013-GCJ16

GSMS 2013-KING	GSMS 2017-GS7	HILTON 2016-SFP

GSMS 2014-GC18	GSMS 2017-GS7 COMPANION	HMH 2017-NSS

GSMS 2014-GC22	GSMS 2017-GS8	HUDSON YARDS 2016-10HY

GSMS 2014-GC22 COMPANION	GSMS 2017-GS8 COMPANION	HUDSON YARDS 2016-10HY COMPANI

GSMS 2014-GC26	GSMS 2017-SLP	HYUNDAI INVESTMENTS (10HY MEZZ

GSMS 2015-590M	GSMS 2017-SLP COMPANION	IMT 2017-APTS

GSMS 2015-590M COMPANION	GSMS 2017-SLP REIT	Inland Mortgage Capital LLC Warehouse

GSMS 2015-GC28	GSMSC 2010-C1	Inland Mortgage Lending REPO

GSMS 2015-GC34	GSMSC 2010-C1 COMPANION	INPOINT REIT OPERATING PARTNER

GSMS 2015-GC34 COMPANION	GSMSC04GG2	IRVINE CORE OFFICE TRUST 2013-IRV

GSMS 2015-GS1	GSMSC04GG2 (COMPANION) 1_VARIABLELIFE	JEMB MADISON AVE LLC (BASIS I-292 MAD)

GSMS 2016 GS4	H/2 SO IV FUNDING I (WF SUB)	JLC V WAREHOUSE

GSMS 2016-GS4 COMPANION	HANGANG WAREHOUSE	JLC VII WAREHOUSE

GSMS 2016-RENT	HBST 2015-HBS	JLC WAREHOUSE I LLC

GSMS 2016-RENT COMPANION	HILLCREST WAREHOUSE	JLC WAREHOUSE II LLC

GSMS 2017-375H	HILTON 2016-HHV	JLC WAREHOUSE IV LLC (DEUTSCHE REPO)

GSMS 2017-500K	HILTON 2016-HHV COMPANION	JLC WH & MEZZ VI LLC (JEFFRIES REPO)

JLC WH & MEZZ VI LLC PT2 (JEFFRIES REPO)	JPMBB 2014-C22 COMPANION	JPMC 2001 CIBC3

JP MORGAN CHASE	JPMBB 2014-C23	JPMC 2002 C1

JPM 2012-CIBX COMPANION	JPMBB 2014-C23 COMPANION	JPMC 2002 C2

JPM06CIBC15	JPMBB 2014-C24	JPMC 2002 CIBC5

JPM06CIBC17	JPMBB 2014-C24 COMPANION	JPMC 2003 CIBC6

JPM07CIBC19	JPMBB 2014-C25	JPMC 2003 ML1

JPM08C2	JPMBB 2014-C25 COMPANION	JPMC 2003-C1

JPM2006LDP8	JPMBB 2015-C28	JPMC 2005-LDP2

JPM2007LDP12	JPMBB 2015-C28 COMPANION	JPMC 2006 FL2

JPM6LDP9	JPMBB 2015-C29	JPMC 2006 FL2 COMPANION

JPMBB 2013-C15	JPMBB 2015-C30	JPMC 2006-LDP7

JPMBB 2013-C15 COMPANION	JPMBB 2015-C30 COMPANION	JPMC 2006-LDP9

JPMBB 2013-C17	JPMBB 2015-C32	JPMC 2006-LDP9 COMPANION

JPMBB 2013-C17 COMPANION	JPMBB 2015-C32 COMPANION	JPMC 2011-PLSD

JPMBB 2014 - C21 COMPANION	JPMBB 2015-C33	JPMC 2012-CIBX

JPMBB 2014-C21	JPMBB 2015-C33 Companion	JPMC 2014-C20

JPMBB 2014-C22	JPMBB 2016-C1	JPMC 2014-C20 COMPANION

JPMC03LN1	JPMCC 2016-JP2 COMPANION	JW MARRIOTT 2017 MEZZ

JPMCC 2007-LDP10	JPMCC 2016-JP4	KGS-ALPHA REAL ESTATE

JPMCC 2007-LDP10 COMPANION	JPMCC 2016-JP4 COMPANION	KGS-ALPHA RECM WH REPO W/ CITIBANK

JPMCC 2007-LDP11	JPMCC 2016-NINE	KIWOOM NONGHYUP WAREHOUSE

JPMCC 2007-LDP11 COMPANION	JPMCC 2016-NINE COMPANION	LADDER CAPITAL LLC REPO

JPMCC 2012-C6	JPMCC 2017-FL10	LADDER DEUTSCHE REPO

JPMCC 2013-C16	JPMCC 2017-FL10 COMPANION	LADDER JPM REPO

JPMCC 2013-C16 COMPANION	JPMCC 2017-JP7	LADDER MET LIFE REPO

JPMCC 2014-DSTY	JPMCC 2017-MARK	LADDER VI REIT WAREHOUSE

JPMCC 2014-FL5	JPMCC 2017-MARK COMPANION	LADDER VI TRS WAREHOUSE

JPMCC 2014-FL5 COMPANION	JPMCC 2017-MARK COMPANION	LADDER WELLS FARGO REPO

JPMCC 2015-COSMO	JPMDB 2016-C2	LB 1998 C4

JPMCC 2015-JP1	JPMDB 2016-C2 COMPANION	LB 1999 C1

JPMCC 2015-JP1 COMPANION	JPMDB 2016-C4	LB 1999 C2

JPMCC 2016-ASH	JPMDB 2016-C4 COMPANION	LB UBS 2000 C5

JPMCC 2016-COSMO	JPMDB 2017-C5	LB UBS 2001 C3

JPMCC 2016-JP2	JPMDB 2017-C5 COMPANION	LB UBS 2002 C2

LB UBS 2002 C7	LB UBS 2008-C1	LBUBS05C3

LB UBS 2003 C8	LB-UBS 2003 C5	LBUBS05C3 (COMPANION) 1_SORINRE

LB UBS 2004 C1	LB-UBS 2003-C1	LBUBS05C3 (SENIOR MEZZ) 1_METLIFE

LB UBS 2004 C4	LB-UBS 2003-C3	LBUBS05C3 (SENIOR MEZZ) 2_ING

LB UBS 2004 C6	LB-UBS 2005 C5	LBUBS05C3 (SENIOR MEZZ) 3_LRP

LB UBS 2004 C6 COMPANION	LB-UBS 2005 C7	LBUBS05C3 (SENIOR MEZZ) 4_AIBDEBT

LB UBS 2004 C7	LB-UBS 2005-C7 COMPANION	LBUBS05C3 (SENIOR MEZZ) 5_BAYERISCHE

LB UBS 2004 C8	LB-UBS 2006 C1	LBUBS2005C2 COMPANION

LB UBS 2004 C8 COMPANION	LB-UBS 2006 C1 COMPANION	LBUBS2005C3 COMPANION

LB UBS 2005 C1	LB-UBS 2006 C3	LCCM 2014-909

LB UBS 2005 C1 COMPANION	LB-UBS 2006-C3 COMPANION	LCCM 2017-FL1

LB UBS 2006-C4	LB-UBS 2006-C6 COMPANION	LCCM 2017-FL2

LB UBS 2006-C4 COMPANION	LB-UBS 2007-C2	LCCM 2017-FL2 COMPANION

LB UBS 2006-C6	LB-UBS 2007-C6	LCCM 2017-LC26

LB UBS 2006-C7	LB-UBS 2007-C6 (COMPANION)	LCCM 2017-LC26 COMPANION

LB UBS 2006-C7 COMPANION	LB-UBS 2007-C7	LCCM2013GCP

LB UBS 2007-C2 COMPANION	LBUBS05C2	LCF UBS Bank Repo

LCRT HOLDINGS LLC WAREHOUSE	MAD 2017-330M	MEZZ CAP LLC (FKA CBA MEZZ)

LEHMAN BROTHERS WAREHOUSE	MAGUIRE CAPITAL GROUP WH	MEZZ CAP REIT I, INC

LEHMAN-UBS 2005 C5 COMPANION	MAIDEN 2008-1	MFF MEZZANINE

LIBREMAX WAREHOUSE	MAN REAL ESTATE DEBT INVESTMENT	MILLINIUM INMARK NONGHYUP

LOANCORE (JEFFERIES) WAREHOUSE	MARATHON MAM REPO	MKP CREDIT MASTER FUND MEZZANINE

LONE STAR REPO WITH WELLS FARGO	MARATHON REAL ESTATE CDO 2006-1	MKP CREDIT MASTER FUND WAREHOUSE

LONESTAR (RELIUS) WAREHOUSE 2013	MC FIVE MILE SPE B LLC (COLUMN REPO)	ML 1997-C2

LONESTAR REPO WITH CB	MDC01TP5	ML 1998-C3

LSTAR 2015-3	MDC02TP7	ML-CFC 2006-1

LSTAR 2016-4	MERRILL LYNCH 1996 C2	ML-CFC 2006-2

LSTAR 2017-5	MERRILL LYNCH 1998 C2	MLCFC 2007 C7

LSTAR 2017-5 COMPANION	MERRILL LYNCH 2008-C1	ML-CFC 2007-6

LSTAR I LLC REPO	MEZZ CAP 2004-C1	ML-CFC 2007-7

LSTAR II LLC (CITIREPO)	MEZZ CAP 2004-C2	ML-CFC 2007-7 COMPANION

LVS II SPE III LLC (AFFILIATE OF PIMCO)	MEZZ CAP 2005-C3	MLCFC06-4

LVS II SPE XXI (PIMCO WH)	MEZZ CAP 2006-C4	MLCFC07-5

MACH II HILLCREST INVESMENTS	MEZZ CAP 2007-C5	MLCFC07-5 (COMPANION)_LEXINGTON

MLCFC07-6	MORGAN STANLEY BAML 2012-C6	MSBAM 2013-C11

MLCFC07-6 (COMPANION)_ASTAR	MORGAN STANLEY SHADOW	MSBAM 2013-C11 COMPANION

MLCFC07-8	MORGAN STANLEY WAREHOUSE	MSBAM 2013-C12

MLCFC07-9	MS01TOP1	MSBAM 2013-C12 COMPANION

MLFT 2006-1	MS03TOP11	MSBAM 2013-C13

MLFT 2006-1 (COMPANION)_CAPTRUST	MS04TOP13	MSBAM 2013-C8

MLMT 2002 MW1	MS04TOP15	MSBAM 2013-C8 COMPANION

MLMT 2005-CKI1	MS05TOP17	MSBAM 2014-C14

MLMT 2006-C2	MS05TOP19	MSBAM 2014-C15

MLMT06C1	MS06TOP21	MSBAM 2014-C15 COMPANION

MLMT07C1	MS06TOP23	MSBAM 2014-C16

MORGAN GUARANTY TRUST CO. OF NY	MS06TOP23 (COMPANION)_LANDESBANK	MSBAM 2014-C17

MORGAN STANLEY	MS07TOP25	MSBAM 2014-C18

MORGAN STANLEY 2007 IQ14	MS07TOP27	MSBAM 2014-C19

MORGAN STANLEY 2007- HQ13	MS07TOP27 AW34 (NONPOOLED)	MSBAM 2014-C19 COMPANION

MORGAN STANLEY 2007- HQ13 COMPANION	MS08TOP29	MSBAM 2015-C22

MORGAN STANLEY 2011-C3	MS2000PRIN	MSBAM 2015-C22 COMPANION

MSBAM 2015-C23	MSBAM 2017-C33	MSC06HQ10

MSBAM 2015-C23 COMPANION	MSBAM 2017-C33 COMPANION	MSC06IQ11

MSBAM 2015-C24	MSBAM 2017-C34	MSC07HQ12

MSBAM 2015-C24 COMPANION	MSBAM 2017-C34 COMPANION	MSC07HQ12 (COMPANION) 1_CIT

MSBAM 2015-C25	MSC 2014-CPT	MSC07HQ12 (COMPANION) 2_DEUTSCHEAG

MSBAM 2015-C25 COMPANION	MSC 2014-MP	MSC07IQ13

MSBAM 2015-C26	MSC 2015-420	MSC07IQ14

MSBAM 2015-C27	MSC 2015-420 COMPANION	MSC07IQ16

MSBAM 2015-C27 COMPANION	MSC 2016-BNK2	MSC98WF2

MSBAM 2016-C28	MSC 2016-BNK2 Companion	MSC99WF1

MSBAM 2016-C28 COMPANION	MSC 2017-ASHF	MSCBB 2016-MART

MSBAM 2016-C29	MSC 2017-HR2	MSCBB 2016-MART COMPANION

MSBAM 2016-C30	MSC 2017-HR2 COMPANION	MSCI 2016-PSQ

MSBAM 2016-C30 COMPANION	MSC04HQ4	MSCI03IQ6

MSBAM 2016-C31	MSC05HQ6	MSCI04HQ3

MSBAM 2016-C31 COMPANION	MSC05HQ6 (COMPANION)_PRUDENTIAL	MSCI04IQ7

MSBAM 2016-C32	MSC05HQ7	MSCI04IQ8

MSCI05IQ9	NLY 2014-FL1	NStar (MS Loan NT-I, LLC) MS Repo

MSCI06HQ8	NORTEL NETWORKS TRUST 2001-1	NSTAR (MS LOAN NT-II, LLC) MS REPO

MSCI06HQ9	NORTHSTAR (CB LOAN NT- II,LLC) CB REPO	NXT CAPITAL FUNDING II, LLC

MSCI06TOP21 (NONPOOLED)	NORTHSTAR (IVERNESS HOTEL SLNT-II) REPO	OBP DEPOSITOR, LLC TRUST 2010-OBP

MSCI2007IQ16	NORTHSTAR (NS HEALTHCARE PT 2) WAREHOUSE	OCH ZIFF CG FUNDING I LLC

MSD01TP3	NORTHSTAR 2013-1 (CLO)	OCH ZIFF CG FUNDING II LLC

MSDB 2017-712F	NORTHSTAR 2016-1	OCM OXFORD WAREHOUSE

MSDW03HQ2	NORTHSTAR CDO IX PRIMARY (MEMORIAL MALL)	OMEGA WAREHOUSE

MSDW03TOP9	NORTHSTAR CDO VI	OMPT 2017-1MKT

MSDWMC OWNER TRUST 2000-F1	NORTHSTAR CDO VIII	ONE LINCOLN 2004-C3

MSFMSFF WH	NORTHSTAR DB LOAN NT-II REPO	ONE WEST BANK REPO

MSJP 2015-HAUL	NORTHSTAR WAREHOUSE	ONE WILLIAM STREET (OWS CF IV

MSSG 2017-237P	NORTHSTAR-CITI REPO WAREHOUSE	ONE WILLIAM STREET (OWS CF V L

MSSG 2017-237P COMPANION	NORTHSTAR-DB REPO WAREHOUSE (NRFC)	ONE WILLIAM STREET (OWS CF V S

MUFG UNION BANK WAREHOUSE	NORTHSTAR-DB REPO WAREHOUSE (NSINCOME)	ONE WILLIAM STREET CAP MASTER FUND WH

NATIXIS WAREHOUSE	NS INCOME REIT HOLDINGS LLC WH	OREI I INVESTMENTS LLC (OHANA)

NBS REAL ESTATE CAPITAL WAREHOUSE	NS RE INCOME OPERATING PARTNESHIP II, LP	OREI II INVESTMENTS LLC (OHANA)

OREI MEZZ II OHANA WAREHOUSE	PEOPLE’S UNITED BANK_COLE MT AND PPG (PA	PREDF WAREHOUSE

OWS ABS MASTER FUND II, LP	PFP 2015-2	PRIME AND METLIFE REPO

OWS BACF SPV LLC (OWS WH)	PFP 2017-3 CLO	PRIME FINANCE PARTNERS II, L.P.

OWS BCA FUNDING WAREHOUSE	PFP 2017-3 CLO COMPANION	PRIME FINANCE PARTNERS III, LP

OWS CF II SPV LLC Warehouse	PFP 2017-4 CLO	PRIME REPO WITH METLIFE

OWS CF III WAREHOUSE	PFP 2017-4 COMPANION	PRIME REPO WITH U.S. BANK

OWS CF SUB I WAREHOUSE	PFP II SUB I, LLC	PROPHET WAREHOUSE

OWS CF VA SPV WAREHOUSE	PFP III 2014-1	PROSIRIS Warehouse

OWS CF VI SPV WAREHOUSE	PFP III SUB I, LLC	PSBAmherst Finance Construction WH

OWS COF I MASTER WH	PFP V SUB I LLC	QCMT13QC

OWS COMMERCIAL FUNDING II, LTD	PFP V SUB I LLC REPO	QUADRANT MEZZANINE WAREHOUSE

OWS CREDIT OPPORTUNITY I WH	PFP V SUB II LLC	RAITH RE FUND I LP WAREHOUSE

OWS I ACQUISITIONS, LLC WH	PILLAR FUNDING (COLUMN FINANCIAL REPO)	RAITH WAREHOUSE

OXFORD PROPERTIES WAREHOUSE	PILLAR FUNDING LLC WAREHOUSE	RAMSFIELD (CVI ESJ LLC ) WAREH

OXFORD PROPERTIES WAREHOUSE 2	PIMCO (GCCU I LLC)	RAYMOND JAMES BANK

PCMT03PWR1	PIMCO (TOCU I LLC)	RBS Citizens

PCT 2016-PLSD	PNC Bank	RBSCF 2013-GSP

RBSCF 2013-SMV	RESOURCE REF CDO 2007-1	ROSS 2017-ROSS

RCC REAL ESTATE WAREHOUSE	RESOURCES REPO WITH DB	RSO 2015-CRE3

RCP SUB WF REPO	RIALTO REPO W/ GS	RSO 2015-CRE3 Companion

RECM AND COMPASS (KR OFFICE 2)	RIALTO REPO WITH WF	RSO 2015-CRE4

RECM FANNIE MAE II	RIALTO WAREHOUSE 2013	RSO 2015-CRE4 (Companion)

RECM FANNIE MAE TRANSFER	RIVER MARKET BROE WAREHOUSE	SAPIR ORGANIZATION(1009 5TH AV

RECM GUGGENHEIM	RLJ III-FINANCE HOLDINGS, LLC	SAS WAREHOUSE 2013 (H2)

RECM NUVEEN	RMF SUB 4 LLC (CITIREPO)	SBL 2015-KIND

RECM WFFL SELF STORAGE	RMF SUB LLC WF REPO	SBL 2016-KIND

REGIONS BANK WAREHOUSE	RMF SUB2 LLC (RIALTO REPO)	SCG 2013-SRP1

REMIC ASSET HOLDINGS WAREHOUSE	ROC DEBT STRATEGIES (BRIDGE RE)	Seer Capital Management LP

RESOURCE (RCC REAL ESTATE SPE	ROC DEBT STRATEGIES II MORGAN	SFAVE 2015-5AVE

RESOURCE 2013-CRE1	ROC DEBT STRATEGY FUND MANAGER LLC	SG CAPITAL PARTNERS WAREHOUSE

RESOURCE 2014-CRE2	ROCKINCOME WAREHOUSE	SG CAPITAL PARTNERS/ FORETHOUG

RESOURCE CAPITAL CORP. WAREHOUSE	ROCKWOOD (375 PARK) WAREHOUSE	SGCMS 2016-C5

RESOURCE CAPITAL REPO WAREHOUSE	ROCKWOOD CAPITAL REAL ESTATE	SGCMS 2016-C5 COMPANION

RESOURCE REAL ESTATE FUNDING CDO 2006-1	ROCKWOOD CAPITAL, LLC (NORTHROCK)	SHELTER GROWTH OPPORTUNITIES

SHELTER OPPORTUNITIES WAREHOUSE	STARWOOD MORT SUB 18 AND SUB 1	TMSQ 2014-1500

SILVERPEAK RE FINANCE LLC WAREHOUSE	STARWOOD MORTGAGE CAPITAL WAREHOUSE	TOCU II LLC (PIMCO ENTITY)

SINGERMAN (RIDGMAR MEZZ LOAN)	STARWOOD MORTGAGE FUNDING V LL	TOCU II, LLC (PIMCO SLAM)

SL GREEN-JPM REPO	STARWOOD PROPERTY MORTGAGE LLC WAREHOUSE	TRIANGLE (NORTHSIDE- ROSSER DEB

SL GREEN REALTY CORP/GRAMERCY	STARWOOD PROPERTY MORTGAGE SUB-2, L.L.C.	TRIANGLE (NORTHSIDE- ROSSER DEBT HOLDING)

SL GREEN WAREHOUSE	STARWOOD SUB 14 REPO	TRIANGLE TCG POINTE WAREHOUSE

SMC 2017-TIME COMPANION	STARWOOD16 REPO	TRIANGLE WAREHOUSE

SOCIETE GENERALE WAREHOUSE	STRATEGIC ASSET SERVICES LLC W	TRT LENDING REPO WAREHOUSE

SOUND MARK HORIZONS FUND LP WAREHOUSE	STRATEGIC ASSET SERVICES MEZZ	TRT LENDING SUBSIDIARY II LLC WAREHOUSE

SOVEREIGN BANK NA	STRATEGIC LAND JOINT VENTURE 2	TRT LENDING SUBSIDIARY LLC

SPREF WH I LLC (DEUTSCHE REPO)	SUMITOMO WAREHOUSE	TRU TRUST 2016-TOYS

SPREF WH II WF REPO	TCG BARRETT WOODS HOLDING WH	TUEBOR WAREHOUSE (LADDER)

SPREF WH III (SILVERPEAK) COLUMN REPO	TD BANK	UBS 2012-C1

SRE FW MEZZ WAREHOUSE (RIDGMAR MEZZ)	TEACHERS INSURANCE & ANNUITY ASSOCIATION	UBS 2017-C1

SRPT 2014-STAR	TIAA 2007-C4	UBS 2017-C1 COMPANION

STARWOOD CITI REPO SUB 6	TIMES SQUARE HOTEL TRUST	UBS 2017-C4

STARWOOD MORT FUNDING-MORGAN STANLEY REP	TISHMAN TFO II LLC WAREHOUSE	UBS 2017-C4 COMPANION

UBS 2017-C6	VORNADO REALTY L.P. WAREHOUSE	WACHOVIA 2005-C19

UBS 2017-C6 COMPANION	WACHOVIA 2002 C2	WACHOVIA 2005-C20

UBS 2017-C7	WACHOVIA 2003 C3	WACHOVIA 2005-C21

UBS 2017-C7 COMPANION	WACHOVIA 2003-C4	WACHOVIA 2005-C21 (COMPANION)

UBS AG WAREHOUSE	WACHOVIA 2003-C5	WACHOVIA 2005-C22

UBS WAREHOUSE	WACHOVIA 2003-C6	WACHOVIA 2006 WHALE 7 NON TRUST

UBS-BARCLAYS 2012-C2	WACHOVIA 2003-C7	WACHOVIA 2006-C23

UBS-BARCLAYS 2012-C4	WACHOVIA 2003-C9	WACHOVIA 2006-C24

UBS-CITIGROUP 2011-C1	WACHOVIA 2004 C10	WACHOVIA 2006-C25

UCB07-1	WACHOVIA 2004 C11	WACHOVIA 2006-C25 (COMPANION)

UNION BANK	WACHOVIA 2004 C14	WACHOVIA 2006-C26

US BANK NA	WACHOVIA 2004 C15	WACHOVIA 2006-C27

VALSTONE WAREHOUSE	WACHOVIA 2004-C11 (COMPANION)	WACHOVIA 2006-C27- COMPANION

VDNO 2013-PENN	WACHOVIA 2004-C12	WACHOVIA 2006-C28

VERTICAL CRE CDO	WACHOVIA 2005 C17	WACHOVIA 2006-C29

VNO 2012-6AVE	WACHOVIA 2005-C16	WACHOVIA 2006-C29 COMPANION

VORNADO DP LLC 2010-VNO	WACHOVIA 2005-C18	WACHOVIA 2006-WHALE 7

WACHOVIA 2007-C30	WELLS FARGO BANK- PARTICIPATION	WFB NA CLI PERM LOANS

WACHOVIA 2007-C30 COMPANION	WELLS FARGO IMMG	WFBCREAM

WACHOVIA 2007-C31	WEST RIVER WAREHOUSE	WFBNA ITF CITIBANK NA

WACHOVIA 2007-C31 COMPANION	WEST TOWN MALL TRUST 2017-KNOX	WFCM 2012-LC5

WACHOVIA 2007-C32	WEST TOWN MALL TRUST 2017-KNOX COMPANION	WFCM 2013-120B

WACHOVIA 2007-C32 COMPANION	WESTERN ALLIANCE BANK WAREHOUSE	WFCM 2013-BTC

WACHOVIA 2007-C33	WESTIN ST FRANCIS MEZZ (MORGAN STANLEY)	WFCM 2013-LC12

WACHOVIA 2007-C33 COMPANION	WESTIN TIME SQUARE MEZZANINE	WFCM 2013-LC12 COMPANION

WACHOVIA 2007-C34	WESTIN TIME SQUARE MEZZANINE 2	WFCM 2014- LC18 COMPANION

WACHOVIA 2007-C34 COMPANION	WFB-BRIDGE LOANS	WFCM 2014-LC16

WACHOVIA 2007-WHALE 8	WFB-CORPORATE NET LEASE	WFCM 2014-LC16 COMPANION

WACHOVIA 2007-WHALE 8 NON TRUST	WFB-HELD FOR SALE	WFCM 2014-LC18

WACHOVIA GENERAL PARTICIPANT	WFB-PORTFOLIO	WFCM 2014-TISH

WACHOVIA RED-TAX CREDIT	WFB-PORTFOLIO SLAM	WFCM 2015- P2 COMPANION

WACHOVIA STRUCTURED FINANCE	WFB-SLAM CMBS CLEAN UP	WFCM 2015-BXRP

WACHOVIA STRUCTURED FINANCE	WFB-WFRF MCDONALDS	WFCM 2015-C26

WASHINGTON SUB, LLC	WFB-WFRF PORTFOLIO	WFCM 2015-C27

WFCM 2015-C28	WFCM 2015-NXS4	WFCM 2016-LC24 COMPANION

WFCM 2015-C28 COMPANION	WFCM 2015-P2	WFCM 2016-LC25

WFCM 2015-C29	WFCM 2015-SG1	WFCM 2016-LC25 COMPANION

WFCM 2015-C29 COMPANION	WFCM 2015-SG1 Companion	WFCM 2016-NXS5

WFCM 2015-C30	WFCM 2016-BNK1	WFCM 2016-NXS6

WFCM 2015-C30 COMPANION	WFCM 2016-BNK1 COMPANION	WFCM 2016-NXS6 COMPANION

WFCM 2015-C31	WFCM 2016-C32	WFCM 2017-C38

WFCM 2015-C31 Companion	WFCM 2016-C33	WFCM 2017-C38 COMPANION

WFCM 2015-LC20	WFCM 2016-C34	WFCM 2017-C38W

WFCM 2015-LC20 COMPANION	WFCM 2016-C34 COMPANION	WFCM 2017-C39

WFCM 2015-LC22	WFCM 2016-C35	WFCM 2017-C39 COMPANION

WFCM 2015-NXS1	WFCM 2016-C35 COMPANION	WFCM 2017-C40

WFCM 2015-NXS1 COMPANION	WFCM 2016-C36	WFCM 2017-C40 COMPANION

WFCM 2015-NXS2	WFCM 2016-C36 COMPANION	WFCM 2017-C41

WFCM 2015-NXS2 COMPANION	WFCM 2016-C37	WFCM 2017-C41 COMPANION

WFCM 2015-NXS3	WFCM 2016-C37 COMPANION	WFCM 2017-C42

WFCM 2015-NXS3 COMPANION	WFCM 2016-LC24	WFCM 2017-C42 COMPANION

WFCM 2017-HSDB	WFRBS 2013-C17 COMPANION	WFRBS 2014-C22

WFCM 2017-RB1	WFRBS 2013-C11	WFRBS 2014-C22 COMPANION

WFCM 2017-RB1 COMPANION	WFRBS 2013-C12	WFRBS 2014-C23

WFCM 2017-RC1	WFRBS 2013-C13	WFRBS 2014-C23 COMPANION

WFCM 2017-RC1 COMPANION	WFRBS 2013-C14	WFRBS 2014-C24

WFCM 2017-SMP	WFRBS 2013-C15	WFRBS 2014-C24 COMPANION

WFCM WAREHOUSE	WFRBS 2013-C15 COMPANION	WFRBS 2014-C25

WFCM10C1	WFRBS 2013-C16	WFRBS 2014-C25 COMPANION

WFCM10C1 (PARTICIPATION)_BASIS	WFRBS 2013-C16 COMPANION	WFRBS 2014-LC14

WFLD 2014-MONT	WFRBS 2013-C17	WFRBS11C2

WFRBS 2011-C3	WFRBS 2013-C18	WFRBS11C2 (PARTICIPATION)_WEST RIVER

WFRBS 2011-C5	WFRBS 2013-UBS1	WFRBS11C4

WFRBS 2012-C10	WFRBS 2014-C19 COMPANION	WFRBS11C4 (COMPANION)_LIBERTYLIFE

WFRBS 2012-C6	WFRBS 2014-C19W	World Savings

WFRBS 2012-C7	WFRBS 2014-C20	WPT 2017-WWP

WFRBS 2012-C8	WFRBS 2014-C21	WPT 2017-WWP COMPANION

WFRBS 2012-C9	WFRBS 2014-C21 COMPANION	YELLOW BRICK REAL ESTATE CAPITAL I, LLC

APPENDIX B

APPLICABLE SERVICING CRITERIA WITH RESPECT TO COMMERCIAL LOANS

(THE PLATFORM)

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X

1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X

1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.				X

1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X

1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.	X

Cash Collection and Administration

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company

1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	X

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X

1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	X

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X

1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.	X

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.	X

Investor Remittances and Reporting

1122(d)(3)(i) (A)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements;	X	X

1122(d)(3)(i)(B)	(B) provide information calculated in accordance with the terms specified in the transaction agreements;				X

1122(d)(3)(i)(C)	(C) are filed with the Commission as required by its rules and regulations;				X

1122(d)(3)(i)(D)	(D) agree with investors’ or the trustee’s records				X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company as to the total unpaid principal balance and number of pool assets serviced by the Servicer.

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.				X

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreement				X

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.				X

Pool Asset Administration

1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreement or related mortgage loan documents.	X	X

1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreement.	X

1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X(1)

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related [pool asset] documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.	X

1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X

1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	X	X

1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	X

1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period	X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related mortgage loan documents.	X

1122(d)(4)(x)(A)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements	X

1122(d)(4)(x)(B)	(B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws;	X

1122(d)(4)(x)(C)	(C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.	X

1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.	X		X(2)

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company

1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	X		X(2)

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Servicer, or such other number of days specified in the transaction agreements.	X

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X

1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.				X

(1)	There were no activities performed during the year ended December 31, 2017 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.
(2)	The vendors, CoreLogic, Inc. and National Tax Search, LLC, provided separate Reg. AB 1122(d) attestations for their tax payment activities as they relate to criteria 1122(d) (4) (xi) and (xii).